UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K/A
                                  AMENDMENT NO. 1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 2, 2005


                        GLOBAL MATERIALS & SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     FLORIDA
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                000-26261                               57-1216206
         (COMMISSION FILE NUMBER)           (IRS EMPLOYER IDENTIFICATION NO.)

9316 WHEATLANDS ROAD, SUITE C, SANTEE, CALIFORNIA           92071
          (PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

                                 (619) 258-3640
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[_]  WRITTEN  COMMUNICATIONS  PURSUANT  TO  RULE  425  UNDER  THE SECURITIES ACT

[_]  SOLICITING  MATERIAL  PURSUANT  TO  RULE  14A-12  UNDER  THE  EXCHANGE  ACT

[_] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT

[_] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT


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ITEM  5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS,
APPOINTMENT  OF  PRINCIPAL  OFFICERS.

     On May 5, 2005, Global Materials & Services, Inc. (the "Registrant") filed a Current Report, file number 000-26261, regarding the resignation of Stephen F. Owens as the Registrant's Director, President and Chief Financial Officer to pursue other interests. There were no disagreements between Mr. Owens and the Registrant. The Registrant's Current Report, file number 000-26261, filed on May 5, 2005, incorrectly stated that Mr. Owens did not furnish the Registrant with a letter regarding his resignation as the Registrant's officer and director. The mistake resulted from an error by the Registrant's EDGAR filing agent, who inadvertently filed an outdated version of the Current Report.

     This amended Current Report is being filed to report that Stephen F. Owens furnished the Registrant with a letter regarding his resignation. Mr. Owens' letter to the Registrant is attached as an Exhibit to this amended Current Report.

     The filing of amended Current Report is not an admission that the Registrant's Current Report file number 000-26261, when filed, knowingly included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

ITEM  9.01. FINANCIAL STATEMENTS AND EXHIBITS.

THE FOLLOWING EXHIBIT IS FILED HEREWITH:

EXHIBIT NO.     IDENTIFICATION OF EXHIBIT

16.1 Letter from Steven F. Owens regarding his resignation as the Registrant's officer and director.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 10, 2005.          Global Materials & Services, Inc.


                                       BY /S/ Raoul L. Carroll
                                       -----------------------------------------
                                       Raoul L. Carroll, Chief Executive Officer



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